-------------------                                          -------------------
CUSIP NO. 03833410                   13G                     PAGE 21 OF 23 PAGES
-------------------                                          -------------------

                                                                       Exhibit 2

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12th day of February, 2001.

                              ARCH VENTURE FUND II, L.P.

                              By: ARCH Management Partners II, L.P.
                                  its General Partner

                                  By: ARCH Venture Partners, L.P.
                                      its General Partner

                                      By: ARCH Venture Corporation
                                          its General Partner

                                          By /s/ Steven Lazarus
                                             ----------------------------------
                                             Managing Director

                              ARCH II PARALLEL FUND, L.P.

                              By: ARCH Management Partners II, L.P.
                                  its General Partner

                                  By: ARCH Venture Partners, L.P.
                                      its General Partner

                                      By: ARCH Venture Corporation
                                          its General Partner

                                          By: /s/ Steven Lazarus
                                              ---------------------------------
                                              Managing Director

                              Page 21 of 23 Pages

-------------------                                          -------------------
CUSIP NO. 03833410                   13G                     PAGE 22 OF 23 PAGES
-------------------                                          -------------------

                              ARCH MANAGEMENT PARTNERS II, L.P.

                              By: ARCH Venture Partners, L.P.
                                  its General Partner

                                  By: ARCH Venture Corporation
                                      its General Partner

                                       By:  /s/ Steven Lazarus
                                            -----------------------------------
                                            Managing Director

                              ARCH VENTURE PARTNERS, L.P.

                              By: ARCH Venture Corporation
                                  its General Partner

                                  By:  /s/ Steven Lazarus
                                       ----------------------------------------
                                       Managing Director

                              ARCH VENTURE CORPORATION

                              By: /s/ Steven Lazarus
                                  ---------------------------------------------
                                  Managing Director

                              ARCH VENTURE FUND III, L.P.

                              By: ARCH Venture Partners, L.L.C.
                                  its General Partner

                                  By:  /s/ Steven Lazarus
                                       ----------------------------------------
                                       Steven Lazarus
                                       Managing Director

                              ARCH VENTURE PARTNERS, L.L.C.

                                  By: /s/ Steven Lazarus
                                      -----------------------------------------
                                      Steven Lazarus
                                      Managing Director

                              /s/ Steven Lazarus
                                  ---------------------------------------------
                                  Steven Lazarus

                              /s/ Keith Crandell
                                  ---------------------------------------------
                                  Keith Crandell

                              Page 22 of 23 Pages

-------------------                                          -------------------
CUSIP NO. 03833410                   13G                     PAGE 23 OF 23 PAGES
-------------------                                          -------------------

                              /s/ Robert Nelsen
                              -------------------------------------------------
                                  Robert Nelsen

                              /s/ Clinton Bybee
                              -------------------------------------------------
                                  Clinton Bybee

                              Page 23 of 23 Pages